Exhibit 10.19

EXECUTION VERSION

SIXTH AMENDMENT TO TERM LOAN AGREEMENT

THIS SIXTH AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), is made and entered into as of March 19, 2018, by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the “Borrower”), NEW MOUNTAIN LAKE HOLDINGS, LLC, a Nevada limited liability company (“Holdings”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative and collateral agent (the “Agent”) for the several banks and other financial institutions from time to time party to the Term Loan Agreement (as defined below) as lenders (collectively, the “Lenders”), and the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders and the Agent are parties to that certain Term Loan Agreement, dated as of May 30, 2014 (as amended by the First Amendment to Term Loan Agreement dated as of April 10, 2015, the Second Amendment to Term Loan Agreement dated as of November 8, 2016, the Third Amendment to Term Loan Agreement dated as of March 1, 2017, the Fourth Amendment to Term Loan Agreement dated as of August 10, 2017 and the Fifth Amendment to Term Loan Agreement dated as of December 13, 2017 and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Term Loan Agreement), pursuant to which the Lenders have made certain Term Loans to the Borrower;

WHEREAS, the Borrower has requested certain amendments to the Term Loan Agreement, and subject to the terms and conditions hereof, the requisite Lenders are willing to agree to such amendments and the parties have agreed to effect such amendments through this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties (including the Agent and the Required Lenders) agree as follows:

1.                                      Term Loan Agreement Amendments.  Effective upon the Sixth Amendment Effective Date (as defined below), the Term Loan Agreement is hereby amended as follows:

a.                                      The definitions of “GSO” and “GSO Lender Group” appearing in Section 1.1 of the Term Loan Agreement are hereby deleted in their entirety.

b.                                      The following new definitions are hereby added to Section 1.1 of the Term Loan Agreement in their correct alphabetical order:

““FS” means Franklin Square Holdings, L.P. and/or certain funds, accounts or clients managed, advised or sub-advised by Franklin Square Holdings, L.P. or its Affiliates, as the context may require.”

““FS Lender Group” means, at any time, collectively, the Lenders party hereto that are FS or Affiliates or Approved Funds of FS.”

c.                                       The definition of “Lead Lender” in Section 1.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Lead Lender” means, at any time of determination, each of (i) the Lender in the FS Lender Group that holds the largest Pro Rata Share of all Lenders in the FS Lender Group so long as the members of the FS Lender Group have an aggregate Pro Rata Share at such time of at least 20% and (ii) the Lender in the PECM Lender Group that holds the largest Pro Rata Share of all Lenders in the PECM Lender Group so long as the members of the PECM Lender Group have an aggregate Pro Rata Share at such time of at least 20%.”

d.                                      Section 5.17(a) of the Term Loan Agreement is hereby amended by replacing the reference to “GSO” therein with “FS”.

e.                                       Section 10.3(a)(i) of the Term Loan Agreement is hereby amended by inserting “FS,” before each reference to “the Agent” appearing therein.

2.                                      Other General Amendments.  Unless the context clearly requires otherwise, or as otherwise expressly provided herein, all references in the Loan Documents to (i) “GSO” shall refer instead to “FS”, (ii) “GSO Lender Group” shall refer instead to “FS Lender Group” and (iii) “GSO Capital Partners LP” and “GSO / Blackstone Debt Funds Management LLC” shall each refer instead to “Franklin Square Holdings, L.P”.

3.                                      Conditions to Effectiveness of this Amendment.  Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that the amendments set forth in Sections 1 and 2 above shall become effective on April 9, 2018 (the “Sixth Amendment Effective Date”) so long as, on or prior to such date:

a.                                      GSO Capital Partners LP and/or its Affiliates shall have ceased to act as the manager, adviser or sub-adviser for each Lender previously managed, advised or sub-advised by them.

b.                                      Each of the Agent and Lead Lenders shall have received reimbursement or payment of its costs and expenses incurred in connection with this Amendment (including reasonable fees, charges and disbursements of counsel to the Lead Lenders and the Agent);

c.                                       Each of the Agent and Lead Lenders shall have received executed counterparts to this Amendment from the Borrower, Holdings, the Agent, and each of the Lenders; and

d.                                      The Agent shall have received all other documents, opinions, or information reasonably requested by the Agent.

4.                                      Representations and Warranties.  To induce the Lenders to consent to this Amendment and instruct the Agent to enter into this Amendment, each of the Borrower and Holdings hereby represents and warrants to the Lenders and the Agent that:

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a.                                      The execution, delivery and performance by each of the Borrower and Holdings of this Amendment: (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to any Loan Party or any judgment, order or ruling of any Governmental Authority, and (iii) will not give rise to a right thereunder to require any payment to be made by any Loan Party;

b.                                      This Amendment has been duly executed and delivered by each of the Borrower and Holdings and constitutes a legal, valid, and binding obligation of each of the Borrower and Holdings, enforceable against each of Borrower and Holdings in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, and other laws affecting creditors’ rights and remedies in general; and

c.                                       Before and after giving effect to this Amendment, the representations and warranties contained in the Term Loan Agreement, as the same may be amended or otherwise affected by the amendments contained herein, are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

5.                                      Effect of Amendment.  All terms of the Term Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower, Holdings, and the other Loan Parties to the Lenders and the Agent.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent or the Lenders under the Term Loan Agreement, nor constitute a waiver of any provision of the Term Loan Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Term Loan Agreement.

6.                                      Release; Indemnitees.  Effective on the date hereof, the Borrower, Holdings, on behalf of themselves and each other Loan Party, hereby waives, releases, remises and forever discharges the Agent and each Lender, each of their respective Affiliates, and each of the officers, directors, employees and agents of the Agent, each Lender and their respective Affiliates (collectively, the “Releasees”), from any and all claims, suits, investigations, proceedings, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which the Borrower, Holdings or any other Loan Party ever had, or now has against any such Releasee which relates, directly or indirectly to this Amendment, the Term Loan Agreement, any other Loan Document, or to any acts or omissions of any such Releasee under, in connection with, pursuant to or otherwise in respect of this Amendment, the Term Loan Agreement or any of the other Loan Documents, except for the duties and obligations of the Releasees set forth in this Amendment, the Term Loan Agreement, or any of the other Loan Documents.

Notwithstanding anything in the Term Loan Agreement (after giving effect to this Amendment) to the contrary, the parties hereto acknowledge and agree that GSO (as defined in the Term Loan Agreement prior to giving effect to this Amendment) and its Related Parties shall continue to be included as an “Indemnitee” for purposes of Section 10.3 of the Term Loan Agreement.

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7.                                      Reaffirmation of Obligations and Acknowledgment of Indebtedness.  Each of the Borrower and Holdings hereby acknowledges that the Loan Documents and the Obligations constitute the valid and binding obligations of the Loan Parties enforceable against the Loan Parties, and each of the Borrower and Holdings hereby reaffirms its obligations under the Loan Documents.

8.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

9.                                      No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Term Loan Agreement or an accord and satisfaction in regard thereto.

10.                               Costs and Expenses.  The Borrower agrees to pay all reasonable, out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment in accordance with Section 10.3(a) of the Term Loan Agreement.

11.                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

12.                               Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

13.                               Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

14.                               Notice of Address.  Each of the undersigned Lenders hereby notifies the Agent that, effective upon the Sixth Amendment Effective Date, all notices and other communications to any Lender in the FS Lender Group shall be sent to Franklin Square Holdings, L.P., 201 Rouse Boulevard, Philadelphia, PA 19112, Attn:  Investment Manager, Email: FSICFranchiseInvestments@fsinvestments.com, with a copy to King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036-4003, Attention: W. Todd Holleman, Esq., Telephone: (212) 556-2100, Facsimile: (212) 556-2222, Email: tholleman@kslaw.com.

15.                               Agent Authorization. Each of the undersigned Lenders hereby directs and authorizes the Agent to execute and deliver this Amendment and the other documents entered into in connection herewith on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment and such other documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

U.S. XPRESS ENTERPRISES, INC.

By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Treasurer, Chief Financial Officer, and Secretary

HOLDINGS:

NEW MOUNTAIN LAKE HOLDINGS, LLC

By:	/s/ Lisa Pate
	Name:	Lisa Pate
	Title:	Manager, President, and Treasurer

Signature Page to Sixth Amendment to Term Loan Agreement

AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION as administrative and collateral agent

By:	/s/ Alisha Clendaniel
	Name:	Alisha Clendaniel
	Title:	Assistant Vice President

Signature Page to Sixth Amendment to Term Loan Agreement

LENDERS:

DARBY CREEK LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: FSIC II Advisor, LLC, as Adviser

By:	/s/ Sean Coleman
Name:	Sean Coleman
Title:	Chief Credit Officer

DUNLAP FUNDING LLC, as a Lender

By: FS Investment Corporation III, as Sole Member
By: FSIC III Advisor, LLC, as Adviser

By:	/s/ Sean Coleman
Name:	Sean Coleman
Title:	Chief Credit Officer

JUNIATA RIVER LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: FSIC II Advisor, LLC, as Adviser

By:	/s/ Sean Coleman
Name:	Sean Coleman
Title:	Chief Credit Officer

HAMILTON STREET FUNDING LLC, as a Lender

By: FS Investment Corporation, as Sole Member
By: FB Income Advisor, LLC, as Adviser

By:	/s/ Sean Coleman
Name:	Sean Coleman
Title:	Chief Credit Officer

Signature Page to Sixth Amendment to Term Loan Agreement

LOCUST STREET FUNDING LLC, as a Lender

By: FS Investment Corporation, as Sole Member
By: FB Income Advisor, LLC, as Adviser

By:	/s/ Sean Coleman
Name:	Sean Coleman
Title:	Chief Credit Officer

RACE STREET FUNDING LLC, as a Lender

By: FS Investment Corporation, as Sole Member
By: FB Income Advisor, PPC, as Adviser

By:	/s/ Sean Coleman
Name:	Sean Coleman
Title:	Chief Credit Officer

WISSAHICKON CREEK LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: FSIC II Advisor, LLC, as Adviser

By:	/s/ Sean Coleman
Name:	Sean Coleman
Title:	Chief Credit Officer

Signature Page to Sixth Amendment to Term Loan Agreement

BENEFIT STREET PARTNERS SMA LM L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

LANDMARK WALL SMA SPV LP, as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PROVIDENCE DEBT FUND III SPV L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PROVIDENCE DEBT FUND III (NON-US) SPV L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

Signature Page to Sixth Amendment to Term Loan Agreement

By their signatures below each of the Loan Parties acknowledges and agrees to the terms of this Amendment and, except as expressly provided for in this Amendment, hereby affirms its absolute and unconditional promise to pay the Term Loans and other amounts due under the Term Loan Agreement, as amended hereby, at the times and in the amounts provided for herein.

OTHER LOAN PARTIES:	U. S. XPRESS, INC., a Nevada corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary and Treasurer

U. S. XPRESS LEASING, INC., a Tennessee corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary and Treasurer

XPRESS AIR, INC., a Tennessee corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary

Signature Page to Sixth Amendment to Term Loan Agreement

XPRESS HOLDINGS, INC., a Nevada corporation

By:	/s/ Mindy Walser
Name:	Mindy Walser
Title:	President

ASSOCIATED DEVELOPMENTS, LLC, a Tennessee limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Vice Manager and Secretary

TAL POWER EQUIPMENT #1 LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TAL POWER EQUIPMENT #2 LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Signature Page to Sixth Amendment to Term Loan Agreement

TAL REAL ESTATE LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TAL VAN #1 LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TOTAL LOGISTICS INC., a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TOTAL TRANSPORTATION OF MISSISSIPPI LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TRANSPORTATION ASSETS LEASING INC., a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Signature Page to Sixth Amendment to Term Loan Agreement

TRANSPORTATION INVESTMENTS INC., a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Signature Page to Sixth Amendment to Term Loan Agreement